                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: February 26, 1998
(Date of earliest event reported)



                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                         333-39665                      75-2006294
(State or Other Juris-          (Commission               (I.R.S. Employer
diction of Incorporation)      File Number)            Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000

Item 5.  Other Events.


                  On February 26, 1998 the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1998-S4 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 1998, among the Registrant, Residential Funding Corporation, as Master Servicer, and First National Bank of Chicago, as Trustee.

                  In connection with the expected sale of the Series 1998-S4 Certificates, the Registrant has been advised by Residential Funding Securities Corporation, (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed electronically as exhibits to this report.

                  The   Collateral   Term  Sheets  have  been  provided  by  the
         Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

                  In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.                      Description
     1                       99                     Collateral Term Sheets

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                              RESIDENTIAL FUNDING MORTGAGE
                                              SECURITIES I, INC.

                                              By: /s/ Randy Van Zee
                                              Name: Randy Van Zee
                                              Title: Vice President




Dated: February 26, 1998

                                  EXHIBIT INDEX


                  Item 601 (a) of        Sequentially
Exhibit           Regulation S-K           Numbered
Number               Exhibit No.         Description              Format


1                       99            Collateral Term               P
                                          Sheets

                                       -6-
                                    EXHIBIT 1

                               RFMSI, Inc. 1998-S4


Series:       RFMSI, Inc. 1998-S4
Issuer:       Residential Funding Mortgage Securities, Inc.
Product:      15 Year Fixed
Structure:    Senior/Subordinate
Settlement Date:      2-26-98


Certificate          Final           % of        Price Talk       Rating/Agency
Description         Amounts          Pool
Senior         $275,335,167.31       98.00%                     AAA/S&P and Duff
M-1              $2,107,300.00         .75%                         AA/S&P
M-2                $702,400.00         .25%                         A/S&P
M-3                $702,400.00         .25%                        BBB/S&P
B-1              $1,264,300.00         .45%                        BB/S&P
B-2                $421,400.00         .15%                         B/S&P
B-3                $421,536.81         .15%                        Unrated

Collateral Characteristics:
Gross Coupon:                  7.3113%
Pass-through Rate:             6.500%
WAM:                           177.1698 mos.
WA LTV:                        67.3415%
State Concentration:           38.747% California
Documentation:                 86.896% Full
Cash-out Refi:                 18.391%
WA Fico Score:                 731.38(on 99.57% of files reporting scores)
                               64.68%:  720+
                               21.50%:  680-719
                               12.09%:  620-679
                               1.73%: less than 620

This report has been prepared based on information from sources believed to be reliable, but its accuracy cannot be guaranteed. Information is unaudited. The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC"). Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy and completeness of this information which supersedes all information previously provided by RFSC contained in any collateral term sheets and/or any computational materials relating to the mortgage pool. This information is preliminary and will be superseded by the descriptions in the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.